UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 25, 2005

                        PATIENT SAFETY TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                811-05103                   13-3419202
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

              100 Wilshire Blvd., Ste. 1500, Santa Monica, CA 90401
               (Address of principal executive offices) (zip code)

                                 (310) 752-1416
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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EXPLANATORY  NOTE:  This amended  current report on Form 8-K/A is being filed to clarify that, as reported under Item 2.01 hereof, the Registrant's acquisition of SurgiCount Medical, Inc. was an asset acquisition. The Registrant deleted the disclosure that it intends to file an amendment to the current report on Form 8-K to include the financial statements for SurgiCount Medical, Inc., since parts (a) and (b) of Item 9.01 are not applicable.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         As described in its current report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on November 9, 2004, Franklin Capital Corporation (n/k/a Patient Safety Technologies, Inc.) ("Franklin") entered into a Subscription Agreement with several accredited investors relating to the sale and issuance by Franklin of shares of its common stock (the "Shares") and five-year warrants (the "Warrants") to purchase additional shares of its common stock (the "Warrant Shares") in one or more closings of a private placement (the "Private Placement") exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to the Subscription Agreement, Franklin agreed to register for resale all of the Shares and Warrant Shares issuable upon exercise of the Warrants sold and issued to investors in connection with the Private Placement within 90 days of the initial closing of the Private Placement. Likewise, Franklin and the investors agreed that, in the event that Franklin did not file a registration statement for the Shares and Warrant Shares issuable upon exercise of the Warrants sold and issued to investors in connection with the Private Placement within 120 days of the initial closing of the Private Placement, Franklin would be obligated to pay each investor, as liquidated damages, cash in the amount of 1% of the aggregate purchase price paid by such investor in connection with the Private Placement for each month until the registration statement is filed.

         On March 2, 2005, Franklin and certain investors holding a majority of the Shares and Warrant Shares issuable upon exercise of the Warrants sold and issued to investors in connection with the Private Placement (the "Amending Investors") entered into an amendment to the Subscription Agreement to extend the deadlines relating to Franklin's obligations to file the registration statement and to pay liquidated damages in the event of a failure to file the registration statement. Pursuant to the amendment, Franklin is now obligated to file the registration statement within 180 days of the initial closing of the Private Placement and to begin paying liquidated damages to the investors in the amount set forth above in the event that the registration statement is not filed within 180 days of the initial closing of the Private Placement.

         Other than in respect of the Subscription Agreement and the amendment to the Subscription Agreement described under this Item 1.01, no material relationship exists between, on the one hand, Franklin and its affiliates, directors or officers (or any associate of any of Franklin's directors or officers) and, on the other hand, the Amending Investors.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         As described in Franklin's current report on Form 8-K filed with the SEC on February 9, 2005, Franklin entered into an Agreement and Plan of Merger and Reorganization, dated as of February 3, 2005 (the "Merger Agreement"), with SurgiCount Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Franklin (the "Merger Subsidiary"), SurgiCount Medical, Inc., a California corporation ("SurgiCount"), and Brian Stewart and Dr. William Stewart, the holders of 100% of the outstanding capital stock of SurgiCount (collectively, the "Shareholders").

         On February 25, 2005, Franklin completed the acquisition of SurgiCount (the "Merger") pursuant to the terms of the Merger Agreement. SurgiCount was not engaged in a business, but was used to hold certain assets. The assets acquired by Franklin in connection with the Merger consist primarily of intellectual property rights, including one U.S. patent and one European patent, relating to SurgiCount's Safety-Sponge(TM) System for faster and more accurate counting of surgical sponges. The consideration paid to the Shareholders in connection with the Merger consisted of $340,000 in cash and 190,000 shares of Franklin's common stock (the "Common Stock"). In addition, in the event that prior to the fifth anniversary of the closing of the Merger the cumulative gross revenues of SurgiCount exceed $500,000, the Shareholders are entitled to receive an additional 16,667 shares (for a total of 216,667 shares) of Common Stock. Likewise, in the event that prior to the fifth anniversary of the closing of the Merger the cumulative gross revenues of SurgiCount exceed $1,000,000, the Shareholders will be entitled to receive an additional 16,667 shares (for a total of 233,334 shares) of Common Stock.


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

         An additional 10,000 shares of Common Stock otherwise issuable to the Shareholders pursuant to the Merger Agreement were deposited into an escrow account to be held for a period of six months following the completion of the Merger to secure certain rights to indemnification from the Shareholders based on breaches or inaccuracies of the representations and warranties made by the Shareholders in connection with the Merger.

         Other than in respect of the Merger, no material relationship exists between, on the one hand, Franklin and its affiliates, directors or officers (or any associate of any of Franklin's directors or officers) and, on the other hand, the Shareholders.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         As described above, on February 25, 2005, in connection with the completion of the Merger pursuant to the Merger Agreement, Franklin sold and issued to the Shareholders an aggregate of 190,000 shares of Common Stock. An additional 10,000 shares of Common Stock otherwise issuable to the Shareholders pursuant to the Merger Agreement were deposited into an escrow account to be held for a period of six months following the completion of the Merger to secure certain rights to indemnification from the Shareholders based on breaches or inaccuracies of the representations and warranties made by the Shareholders in connection with the Merger.

         In addition, in the event that, prior to the fifth anniversary of the closing of the Merger, the cumulative gross revenues of SurgiCount exceed $500,000, the Shareholders are entitled to receive an additional 16,667 shares (for a total of 216,667 shares) of Common Stock. Likewise, in the event that, prior to the fifth anniversary of the closing of the Merger, the cumulative gross revenues of SurgiCount exceed $1,000,000, the Shareholders will be entitled to receive an additional 16,667 shares (for a total of 233,334 shares) of Common Stock.

         The foregoing issuances were made in reliance upon the exemption provided in Section 4(2) of the Securities Act and the safe harbor of Rule 506 under Regulation D promulgated under the Securities Act. No form of general solicitation or general advertising was conducted in connection with the Private Placement. Each of the certificates representing shares of Common Stock sold and issued in connection with the Merger contains a restrictive legend preventing the sale, transfer or other disposition of such shares, unless registered under the Securities Act, and each Shareholder was informed by Franklin of these restrictions prior to the issuance of the shares.

ITEM 7.01 REGULATION FD DISCLOSURE

         On March 2, 2005, Franklin issued a press release announcing the completion of the Merger. A copy of that press release is being furnished as
Exhibit 99.1 to this current report on Form 8-K.

         The information in this Item 7.01 of this current report on Form 8-K, together with the information in Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any registration statement or other document filed with the SEC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Exhibits

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

EXHIBIT
NUMBER                                  DESCRIPTION
-------     --------------------------------------------------------------------
99.1        Press release issued on March 2, 2005 (Incorporated by reference to
            Form 8-K, filed with the Securities and Exchange Commission on March
            3, 2005)



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PATIENT SAFETY TECHNOLOGIES, INC.


Dated: May 12, 2005                           By:  /s/ Milton "Todd" Ault, III
                                                  ----------------------------
                                              Name:  Milton "Todd" Ault, III
                                              Title: Chief Executive Officer



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